INCOME TAXES	12 Months Ended
Sep. 30, 2020
INCOME TAXES
INCOME TAXES

4.           INCOME TAXES

The principal components of the Company’s net deferred tax assets consisted of the following at September 30:

	2020	2019
Net operating loss carryforwards	$8,451,214	$7,291,333
Capitalized expenditures	1,782,185	1,717,025
Research and experimentation credit carryforwards	928,734	898,610
Stock based compensation	2,321,519	2,139,119
Property and Equipment	3,152	2,234
Accrued expenses	18,518	13,660
Inventory allowance	16,497	—
Deferred rent	—	492
Gross deferred tax assets	13,521,819	12,062,473
Deferred tax asset valuation allowance	(13,521,819)	(12,062,473)

Net deferred tax assets	$—	$—

As of September 30, 2020 and 2019, the Company had federal net operating loss carryforwards of approximately $31,157,000 and $26,890,000, respectively, which may be available to offset future taxable income and which would begin to expire in 2026. As of September 30, 2020 and 2019, the Company had federal research and experimentation credit carryforwards of $657,000 and $542,000, respectively, which may be available to offset future income tax liabilities and which would begin to expire in 2029.

As of September 30, 2020 and 2019, the Company had state net operating loss carryforwards of approximately $30,737,000 and $26,560,000, respectively, which may be available to offset future taxable income and which would begin to expire in 2030. As of September 30, 2020 and 2019, the Company had state research and experimentation credit carryforwards of $345,000 and $305,000, respectively, which may be able to offset future income tax liabilities and which would begin to expire in 2023.

As the Company has not yet achieved profitable operations, management believes the tax benefits as of September 30, 2020 and 2019 did not satisfy the realization criteria set forth in FASB ASC Topic 740, Income Taxes, and therefore has recorded a valuation allowance for the entire deferred tax asset. The valuation allowance increased in 2020 by approximately $1,459,000 and increased in 2019 by approximately $1,835,000. The Company’s effective income tax rate differed from the federal statutory rate due to state taxes and the Company’s full valuation allowance, the latter of which reduced the Company’s effective federal income tax rate to zero.

The Company experienced an ownership change as a result of the Merger described in Note 1, causing a limitation on the annual use of the net operating loss carryforwards, which are subject to a substantial annual limitation due to the ownership change limitations set forth in Internal Revenue Code Section 382 and similar state provisions.

As of September 30, 2020, the Company is open to examination in the U.S. federal and certain state jurisdictions for tax years ended September 30, 2020, 2019, 2018 and 2017. In addition, any loss years remain open to the extent that losses are available for carryover to future years. Therefore, the tax years ended 2010 through 2019 remain open for examination by the IRS.